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                                                                   EXHIBIT 10.10

                 Amendment to Corporate Revolving and Term Loan
             Agreement with Manufacturers and Traders Trust Company
                            dated November 13, 1997
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                               AMENDMENT AGREEMENT

         This Amendment Agreement is made as of this 13th day of November 1997 between Manufacturers and Traders Trust Company, a New York banking organization having its chief executive office at One M&T Plaza, Buffalo, New York 14240, (the "Bank") and C.H. Heist Corp., a New York business corporation having its chief executive office at 810 North Belcher Road, Clearwater, Florida 34625, (the "Borrower").

         WHEREAS, the Bank and the Borrower previously entered into a Corporate Revolving and Term Loan Agreement dated December 23, 1993, which was amended by
(1) an Amendment No. 1 to Corporate Revolving and Term Loan Agreement dated December 22, 1994, (2) an Amendment No. 2 to Corporate Revolving and Term Loan Agreement dated August 21, 1995, (3) an Amendment No. 3 to Corporate Revolving and Term Loan Agreement dated October 25, 1996 and (4) an Amendment No. 4 to Corporate Revolving and Term Loan Agreement dated June 17, 1997 (as so amended, the "Loan Agreement"); and

         WHEREAS, the Bank and the Borrower now desire to amend certain provisions of the Loan Agreement;

         NOW, THEREFORE, effective as of the date of this Amendment Agreement, the Bank and the Borrower agree that:




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         1. The references in Section 2a of the Loan Agreement and Section 3a of
the Loan Agreement to "$10,000,000" are changed to "$25,000,000."

         2. The reference in Section 2h of the Loan Agreement to "$10,000,000" is changed to "$20,000,000."

         3. Section 5a of the Loan Agreement is amended to read as follows:

            a. Use of Proceeds. The proceeds of each Revolving Loan will be used only for (i) working capital of the Borrower, (ii) general corporate needs of the Borrower or (iii) loans to or funds otherwise made available for the benefit of Ablest Service Corp. The proceeds of the Term Loan will be used only to repay the outstanding principal amounts of Revolving Loans.

         4. The Loan Agreement is changed by this Amendment Agreement only to the extent that it is specifically amended by this Amendment Agreement, and, as so amended, the Loan Agreement shall remain in full force and effect. Effective as of the date of this Amendment Agreement, references in the Loan Agreement to "this Agreement" shall be deemed to be references to the Loan Agreement as amended by this Amendment Agreement.

         5. The effectiveness of this Amendment Agreement shall be contingent upon the receipt by the Bank, upon the execution and delivery to the Bank of this Amendment Agreement by the Borrower, of the following, in form and substance satisfactory to the Bank:




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         a. A Revolving Loan Note in the maximum principal amount of
$20,000,000, appropriately completed and duly executed by the Borrower, in replacement of and in substitution for, but not in payment of, a Revolving Loan Note, dated December 28, 1993, in the maximum principal amount of $5,000,000 issued by the Borrower to the Bank; and

         b. Evidence of the taking and the continuation in full force and effect on the date of this Amendment Agreement of each corporate or other action of the Borrower and each action by any other Person (as such term is defined in the Loan Agreement) necessary to authorize the execution, delivery to the Bank and performance of this Amendment Agreement and each instrument, agreement and other writing contemplated to be executed and delivered to the Bank in connection with this Amendment Agreement.




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         IN WITNESS WHEREOF, the Bank and the Borrower have caused this
Amendment Agreement to be duly executed on the date shown at the beginning of this Amendment Agreement.


                                        MANUFACTURERS AND TRADERS
                                           TRUST COMPANY



                                        By /s/ Kevin B. Quinn
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                                          Kevin B. Quinn, Banking Officer


                                          C.H. HEIST CORP.



                                        By /s/ John L. Rowley
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                                          John L. Rowley, Vice President-Finance